SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A3

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):October 25, 2001(July 17, 2000)

                             ISEMPLOYMENT.COM, INC.
               (Exact name of registrant as specified in charter)

     Wyoming                      000-28611                       86-0970152
 (State or other                (Commission                     (IRS Employer
 jurisdiction of                File Number)                 Identification No.)
 incorporation)

                            213-380 Pellissier Street
                        Windsor, Ontario, Canada N9A 6W8

       Registrant's telephone number, including area code: (800) 641-5627


          (former name or former address if changed since last report)



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EXPLANATORY NOTE: This Current Report on Form 8-K/A3 amends the Registrant's Current Report on Form 8-K, filed on July 17, 2000 by including exhibit 16.

ITEM 4:  Change in Accountant

         As a part of the merger, Levitz, Zackas & Ciceric will serve as independent public accountants for the combined companies. Levitz, Zackas & Ciceric has served as ISEmployment.com, Inc.'s independent public accountants since January 1, 2000. Robison, Hill & Co., Magical Marketings, Inc.'s accountants, has never served as independent public accountants for ISEmployment.com, Inc. During the two most recent fiscal years there were no disagreement between Magical Marketing, Inc. and Robison, Hill & Co. regarding any matter of accounting principles or practices.

ITEM 7:  Financial Statements, Pro Forma Financial Information and Exhibits.

         c)  Exhibits

Number   Exhibit
------   -------

16       Letter on change in certifying accountant


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      ISEmployment.com
                                        (Registrant)

Date:  October 25, 2001     By:  /s/ Scott Murray
                                ------------------------------
                                Scott Murray
                                President





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